EXHIBIT 4.2

Form of Certificate
Representing
Class B Common Stock

NUMBER	SHARES
[ ]	[ ]

FIRST ADVANTAGE CORPORATION
Incorporated Under the Laws of Delaware
Total Authorized Issue
25,000,000 Shares Par Value $0.001 Each, Class B Common Stock

CUSIP [                ]

This certifies that [SHAREHOLDER]
is the registered holder of [                                                                                                                                            ] Shares transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In witness whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed

this day	of A.D. 20

[FIRST ADVANTAGE CORPORATION SEAL]

/s/	/s/
[President]	[Secretary]

SEE REVERSE FOR CERTAIN DEFINITIONS

The Corporation shall furnish, without charge, to the holder hereof, upon request, the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though no in the list.

TEN COM –	as tenants in common	UNIF GIFT MIN ACT Custodian (Minor)
TEN ENT –	as tenants by entirety	under Uniform Gifts toMinor Act (State)
JT TEN –	as joint tenants with right of survivorship and not tenants in common

For value received, the undersigned hereby sells, assigns and transfers unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________________________________________________ Shares represented by the within Certificate, and hereby irrevocably constitutes and appoints

___________________________________________________________ Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________________________

In presence of

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.